SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2005

                               NOWAUTO GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                  000-50709                77-0594821
             ------                  ---------                ----------
  tate or other jurisdiction       (Commission File     (IRS Employer ID Number)
      of incorporation)                 Number)


            2239 N. Hayden Rd., Suite 100, Scottsdale, Arizona 85257
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (480) 990-0007


                                      N/A
           ----------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))



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Results of Operations and Exhibits


Item 2.02. Results of Operations and Financial Condition.

On November 14, 2005, NowAuto Group, Inc. issued a press release announcing its quarter ended September 30, 2005 operating results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 14, 2005, a copy of which is furnished as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release of NowAuto Group, Inc. dated November 14, 2005.






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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:    November 16, 2005          /s/ Scott Miller
                                    -------------------------------------
                                    Scott Miller, Chief Executive Officer






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